NATIONWIDE MUTUAL FUNDS
Nationwide American Century Small Cap Income Fund
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Disciplined Value Fund (formerly, Nationwide Mellon Disciplined Value Fund)
Nationwide BNY Mellon Dynamic U.S. Core Fund (formerly, Nationwide Mellon Dynamic U.S. Core Fund)
Nationwide Diamond Hill Large Cap Concentrated Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated September 15, 2022
to the Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Diamond Hill Large Cap Concentrated Fund

On September 14, 2022, the Board of Trustees of Nationwide Mutual Funds (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide Diamond Hill Large Cap Concentrated Fund (the “DH Fund”) and the Nationwide GQG US Quality Equity Fund (the “GQG Fund”), each a series of the Trust, pursuant to which the DH Fund would be merged into the GQG Fund (the “Merger”).  Shareholders of the DH Fund and the GQG Fund are not required, and will not be requested, to approve the Merger.  Further information regarding the details of the Merger and the GQG Fund will be provided in an information statement that will be delivered to the DH Fund’s shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE